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                                                        Exhibit 10.26




                 THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE
                 SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE
               SECURITIES LAW, AND NO INTEREST IN IT MAY BE SOLD,
                   DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR
                 OTHERWISE TRANSFERRED ABSENT SUCH REGISTRATION
               (OR THE AVAILABILITY OF AN EXEMPTION THEREFROM) AND
              COMPLIANCE WITH THE OTHER CONDITIONS OF THIS WARRANT


                        --------------------------------

                          PURCHASE WARRANT CERTIFICATE

                                   Issued to:

                                JAMES E. REINMUTH

                             Exercisable to Purchase

                         160,000 Shares of Common Stock


                                       of


                           ATHENA MEDICAL CORPORATION






                          Void after December 23, 1999

This Warrant Certificate certifies that, for value received and subject to the terms and conditions set forth below, the Warrantholder (hereafter defined) is entitled to purchase, and the Company promises and agrees to sell and issue to the Warrantholder, at any time on or before December 23, 1999, up to 160,000 Shares (hereafter defined) at the Exercise Price (hereafter defined).

This Warrant is issued subject to all the following terms and conditions:

1. DEFINITIONS OF CERTAIN TERMS: Except as may be otherwise clearly required by the context:

     (a)  COMMON STOCK means the $0.01 par value common stock of the Company.
     (b)  COMPANY means ATHENA Medical Corporation, a Nevada corporation.
     (c) EXERCISE PRICE means the price at which the Warrantholder may purchase one Share (or Securities obtainable in lieu of one Share) upon exercise of the Warrant as determined from time to time pursuant to the provisions hereof. The Exercise Price is $0.41 per Share.
     (d) SECURITIES means the Shares obtained or obtainable upon exercise of the Warrant or securities obtained or obtainable upon exercise, exchange or conversion of such Shares.
     (e) SHARE shall mean one share of Common Stock for which the Warrant is initially exercisable.
     (f)  WARRANT CERTIFICATE means this certificate evidencing the Warrant.
     (g) WARRANTHOLDER means the record holder of the Warrant or Securities. The Warrantholder is James E. Reinmuth.
     (h) WARRANT means the warrant evidenced by this certificate or any certificate obtained upon transfer or partial exercise of the Warrant evidenced by any such certificate.
     (i)  REQUIRED CONDITION means this Warrant is valid as follows:
          The Required Condition has been satisfied as of April 28, 1995 by the Company's receipt of full payment from Capital Consultants, Inc. pursuant to its Common Stock and Convertible Debenture Purchase Agreement with the Company dated December 29, 1994, as thereafter amended.

2. EXERCISE OF WARRANTS. Subject to the Required Condition, all or any part of the Warrant may be exercised at any time on or before 5 p.m. Pacific Time on December 23, 1999 by surrendering this Warrant Certificate, together with appropriate instructions, duly executed by the Warrantholder or by his duly authorized attorney, at the office of the Company, 10170 SW Nimbus, Suite H-1, Portland, Oregon 97223, or at such other office or agency as the Company may designate. Upon receipt of notice of exercise, the Company shall immediately instruct its transfer agent to prepare certificates for the Securities to be received by the Warrantholder upon completion of the Warrant exercise. When such certificates are prepared, the Company shall notify the Warrantholder and deliver such certificates to the Warrantholder or as per the Warrantholder's instructions immediately upon payment in full by the Warrantholder, in lawful money of the United States, of the Exercise Price payable with respect to the Securities being purchased. Such Securities shall be registered with the Securities and Exchange Commission on or before the next registration effected by the Company, and thereafter certificates representing them shall not bear a legend with respect to the Securities Act of 1933, upon compliance with


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     such registration.  Prior thereto, both the Securities and this Warrant shall be restricted, and bear a legend to comply with federal and state law.

     The Securities to be obtained on exercise of the Warrant will be deemed to have been issued, and any person exercising the Warrants will be deemed to have become a holder of record of those Securities, as of the date of full payment of the Exercise Price.

     If fewer than all the Securities purchasable under the Warrant are purchased, the Company will, upon such partial exercise, execute and deliver to the Warrantholder a new Warrant Certificate (dated the date hereof), in form and tenor similar to this Warrant Certificate, evidencing that portion of the Warrant not exercised.

3. ADJUSTMENTS IN CERTAIN EVENTS. The number, class and price of Securities for which this Warrant Certificate may be exercised are subject to adjustment from time to time upon the occurrence of certain events as follows:

     (a) If the outstanding shares of the Company's Common Stock are divided into a greater number of shares, the number of shares of Common Stock for which the Warrant is then exercisable will be proportionately increased and the Exercise Price will be proportionately reduced. Conversely, if the outstanding shares of the Company's Common Stock are combined into a smaller number of shares, the number of shares of Common Stock for which the Warrant is then exercisable will be proportionately reduced and the Exercise Price will be proportionately increased.

     (b) In case of any change in the Common Stock through merger, consolidation, reclassification, reorganization, partial or complete liquidation, purchase of substantially all the assets of the Company or other change in the capital structure of the Company, then the Warrantholder will have 30 days to exercise the purchase right hereunder, or lose all such rights.

     (c) When any adjustment is required to be made in the number of shares of Common Stock purchasable upon exercise of the Warrant, the Company will promptly determine the new number of such shares purchasable upon exercise of the Warrant, and (i) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the new number of such shares, and (ii) cause a copy of such statement to be mailed to the Warrantholder within 30 days after the date of the event giving rise to the adjustment.

     (d) No fractional shares of Common Stock or other securities will be issued in connection with exercise of the Warrant.

     (e) Notwithstanding anything herein to the contrary, there will be no adjustment made under the Warrant on account of the sale of the Common Stock or other Securities purchasable upon exercise of the Warrant.


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4.   RESERVATION OF SHARES.  The Company agrees that the number of shares of
     Common Stock or other Securities sufficient to provide for exercise of the Warrant upon the basis set forth above will at all times during the term of the Warrant be reserved for exercise.

5. VALIDITY OF SECURITIES. All Securities delivered upon the exercise of the Warrant will be duly and validly issued in accordance with their terms, and the Company will pay all documentary and transfer taxes, if any, in respect of the original issuance thereof upon exercise of the Warrant.

6. NO RIGHTS AS A SHAREHOLDER. Except as otherwise provided herein, the Warrantholder will not, by virtue of ownership of the Warrant, be entitled to any rights of a shareholder of the Company.

7. NOTICE. Any notices required or permitted under this Warrant must be in writing and will be deemed to have been given when personally delivered to a party or 48 hours after deposit in the United States Mail, first class postage prepaid by both first class and certified mail, return receipt requested, or 48 hours after delivery to a recognized national overnight carrier, with overnight shipping charges paid, and addressed to such party as follows:

     If to the Company:            ATHENA Medical Corporation
                                   10170 SW Nimbus Ave., Suite H-1
                                   Portland, OR  97223
                                   Attn: William H. Fleming, President

     If to the Warrantholder:      James E. Reinmuth
                                   5171 Solar Heights Drive
                                   Eugene, OR  97405

     or such other address as a party may specify by a notice in writing, given in the same manner.

8. TRANSFER OF WARRANT. This is not a bearer warrant. The Warrant has not been registered under the federal Securities Act of 1933 or any state securities law. It may not be transferred, in whole or part, absent such registration or exemption therefrom.

9. APPLICABLE LAW. This Warrant Certificate will be governed by and construed in accordance with the laws of the state of Oregon, without reference to conflict of laws principles thereunder. All disputes relating to this Warrant Certificate shall be tried before the courts of Oregon located in Multnomah County, Oregon, to the exclusion of all other courts that might have jurisdiction.

DATED as of April 28, 1995.

ATHENA MEDICAL CORPORATION



By   /s/ William H. Fleming
   ----------------------------------------
    William H. Fleming, President


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